Written Statement of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




The undersigned, the Chief Executive Officer of Colonial Properties Trust, the general partner of Colonial Realty Limited Partnership (the "Partnership"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q of the Partnership for the period ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report) fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



                                               /s/ Thomas H. Lowder
                                                   ----------------------
                                                   Thomas H. Lowder
                                                   Chief Executive Officer
                                                   May 15, 2003











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Written Statement of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




The undersigned, the Chief Financial Officer of Colonial Properties Trust, the general partner of Colonial Realty Limited Partnership (the "Partnership"), hereby certifies that, to his knowledge on the date hereof:

(a) the Form 10-Q of the Partnership for the period ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report) fully complies with the requirements of
              Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.






                                              /s/ Howard B. Nelson, Jr.
                                                  ---------------------
                                                  Howard B. Nelson, Jr.
                                                  Chief Financial Officer
                                                  May 15, 2003